UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Kellanova

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Be the vote that counts.

KELLANOVA

2024 Special Meeting

Be the vote that counts. KELLANOVA 2024 Special Meeting

November 1, 2024 VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Virtual Meeting Important Information For holders as of September 24, 2024 Vote Common Shares by: October 31, 2024 Control Number: 0123456789012345 Vote Plan Shares by: October 29, 2024 This email represents the following share(s): KELLANOVA- COMMON 123,456,789,012.00000 KELLANOVA- RESTRICTED GRANT SH 123,456,789,012.00000 KELLANOVA- UK ESOP 123,456,789,012.00000 KELLANOVA- IRISH KETL 123,456,789,012.00000 KELLANOVA- IRISH ESOP 123,456,789,012.00000 KELLANOVA- SAVINGS AND INVESTMENT 123,456,789,012.00000 KELLANOVA- ESPP 123,456,789,012.00000 KELLANOVA- S&I 123,456,789,012.00000 KELLANOVA- PRINGLES S&I PLAN 123,456,789,012.00000

KELLANOVA- BCTGM S&I PLAN	123,456,789,012.00000

View documents:

Other |

KELLANOVA- BCTGM S&I PLAN 123,456,789,012.00000 View documents: Other |

Log in Proxy material is ready for your action Vote now KELLANOVA 2024 Special Meeting Meeting date: November 1, 2024 Vote by: October 31, 2024 For holders as of: September 24, 2024 Control number: [***] Account number: [***] CUSIP: 487836108 Please review: Other As an investor in this security, you have the right to vote on important issues. Make your voice heard on critical issues such as board elections; executive compensation; environmental, social and governance (ESG) practices; and human rights. Looking for helpful research, news and opinions? Visit edwardjones.com/guidance

*   *   *

Forward-Looking Statements

This communication includes statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition (the “Merger”) of Kellanova (the “Company”) by Mars, stockholder and regulatory approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 filed with the United States Securities and Exchange Commission (the “SEC”) and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Proposed Merger and Where to Find It

The Company has filed a definitive proxy statement and a form of proxy card with the SEC in connection with the solicitation of proxies for the special meeting of the Company’s stockholders (the “Definitive Proxy Statement”).

Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the Definitive Proxy Statement. Beginning on September 26, 2024, stockholders were mailed the Definitive Proxy Statement. Investors may obtain free copies of the Definitive Proxy Statement and other documents filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, from the Company’s website (https://investor.Kellanova.com), or by directing a request to Investor Relations at https://investor. Kellanova.com.

THE COMPANY URGES INVESTORS TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1—The Merger—Interests of Kellanova’s Directors and Officers” and “Certain Beneficial Owners of Common Stock—Officer and Director Stock Ownership” sections of the Definitive Proxy Statement filed with the SEC on September 26, 2024 , under the captions “Proposal 1—Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2023 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation and Talent Management Committee Report—

Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Pay versus Performance,” “CEO Pay Ratio” and “Stock Ownership—Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareowners, filed with the SEC on March 4, 2024, under the caption “Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December  30, 2023, filed with the SEC on February  20, 2024, in the Company’s Current Reports on Form 8-K filed with the SEC on January 12, 2024,  February 22, 2024, and May 1, 2024 and in the Company’s January 12, 2024 press release found on its Investor Relations page at https://investor.Kellanova.com, relating to the appointment of President Kellanova North America and President, Kellanova Latin America. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investor. Kellanova.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.